Summary Prospectus May 1, 2013

Class I and P Shares

Emerging Markets Debt Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Trust’s prospectus dated May 1, 2013, which contains more information about the Trust, and about the Fund and its risks. You can find the Trust’s prospectus, statement of additional information and other information about the Trust online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)

The current Trust prospectus and statement of additional information, both dated May 1, 2013, are incorporated by reference into this summary prospectus.

Investment Goal
This Fund seeks to maximize total return consistent with prudent investment management.

Fund and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.78%	0.78%

Service Fee	0.20%	0.00%

Other Expenses	0.05%	0.06%

Total Annual Fund Operating Expenses	1.03%	0.84%

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$105	$86

3 years	$328	$268

5 years	$569	$466

10 years	$1,259	$1,037

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. For the period between April 30, 2012 to December 31, 2012, the portfolio turnover rate was 27.11% of the average value of the Fund.

Principal Investment Strategies
Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (or sovereigns), government-guaranteed or majority government-owned entities (or quasi-sovereigns), government agencies and instrumentalities, and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a Fund’s duration, the more sensitive it is to interest rate risk. The shorter a Fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser:

•	Decides what duration to maintain. The Fund’s average duration is generally expected to be within approximately 3 years of the Fund’s benchmark index duration, the JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index, which was 6.67 years as of December 31, 2012.

•	Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures. Forwards, futures and swaps may be purchased or sold to gain or increase exposure to various markets, to shift exposure to foreign currency fluctuations from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates many factors ranging from global factors like interest rate expectations, currency movements among the world’s three leading economic regions, and market sentiment and liquidity, to extensive review of individual countries and issuers and comparisons between countries. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

The Fund is non-diversified.

Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The Fund may be affected by the following principal risks:

•	Active Management Risk: There is no guarantee that a Manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve a Fund’s investment goal, which could have an adverse impact on such Fund’s performance generally, relative to other funds with similar investment goals or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency. Currency risk may also entail some degree of liquidity risk, particularly in emerging market currencies.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•	Derivatives Risk: Derivatives may be riskier than other types of investments and may increase a Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in value or liquidity and may be difficult to sell or unwind. Derivatives are also subject to leverage risk and the risk of a counterparty being unable to perform its contractual obligations. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the security or index on which the derivative is based. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, derivatives may be difficult to value and may expose a Fund to risks of mispricing.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than investments in or exposure to investments in the U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

•	Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default or bankruptcy of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, a Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes a Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), potentially less liquid, and subject to a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them generally more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate portfolio holdings when it may not be advantageous to do so.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If a Fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact a Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Price Volatility Risk: The market value of a Fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities. The volatility of investments in emerging market countries may be greater than for investments in U.S. and certain developed markets.

•	Redemption Risk: Because the Fund may serve as an Underlying Fund of the Portfolio Optimization Portfolios and thus a significant percentage of its outstanding shares may be held by the Portfolio Optimization Portfolios, a change in asset allocation by a Portfolio Optimization Portfolio could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change unexpectedly and frequently and may impact a Fund significantly.

Performance
The Fund does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund.

Management
Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ashmore Investment Management Limited. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary	Experience
Title with Sub-Adviser	with Fund

Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee	Since Inception
Dr. Jerome Booth, Head of Research and Member of the Investment Committee	Since Inception
Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012

Purchase and Sale of Shares
Class I shares of the Fund are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Funds – you choose investment options through your variable product. The insurance companies then invest in the Funds if you choose them as investment options, and redeem shares of the Funds if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Funds that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax Information
Because the only shareholders of the Funds are the insurance companies offering the variable products or the Pacific Dynamix and Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries
Pacific Select Distributors, Inc. (“PSD”), the Distributor for the Funds and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Funds pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Funds over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.